                                FOURTH AMENDMENT

          FOURTH AMENDMENT (the "Amendment"), dated as of February 9, 1998, among MAPLE LEAF AEROSPACE, INC. ("Parent"), AEROSPACE ACQUISITION CORP. ("Holdings"), TRI-STAR AEROSPACE, INC. (f/k/a AEROSPACE MERGER SUB I, INC.) ("Tri-Star Holdings"), TRI-STAR AEROSPACE CO. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and Bankers Trust Company, as Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                                  WITNESSETH:

          WHEREAS, Parent, Holdings, Tri-Star Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of September 19, 1996, (as amended from time to time, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. The first paragraph of the Credit Agreement is hereby amended by deleting the reference to "(the "Borrower")" contained therein.

          2. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (k) thereof, (ii) deleting the period at the end of clause (l) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause (m) immediately following clause
(l) thereof:

          "(m) the Borrower and/or Tri-Star Inventory Management Service, Inc. may be merged with and into Tri-Star Holdings pursuant to a restructuring to be effected in preparation for an initial public offering of common stock of Parent, PROVIDED that, (i) in the event the Borrower is merged into Tri-Star Holdings, (x) immediately upon the consummation of such merger, Tri-Star

     Holdings shall assume all Obligations and responsibilities of the Borrower under the Credit Agreement (including, without limitation, all indemnity obligations under Sections 1.10. 1.11, 2.05, 4.04, 12.07 and 13.01) and shall become the Borrower for all purposes of the Credit Agreement, whereupon Tri-Star Holdings will be released from its obligations under the Parents Guaranty without any further action on the part of the parties hereto, (y) Tri-Star Holdings shall provide the Agent with all approvals and documentation (including, without limitation, resolutions of the Board of Directors of Tri-Star Holdings) reasonably requested by the Agent or the Required Banks in connection with such merger and all such approvals and documentation shall be satisfactory to the Agent, and (z) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of the Borrower so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect prior to such transfer) and Tri-Star Holdings shall take all actions necessary in the reasonable opinion of the Agent and the Required Banks to preserve such security interests and (ii) in the event that Tri-Star Inventory Management System, Inc. is merged into Tri-Star Holdings, the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of Tri-Star Inventory Management System, Inc. so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect prior to such transfer) and Tri-Star Holdings shall take all actions necessary in the reasonable opinion of the Agent and the Required Banks to preserve such security interests. At any time following a merger pursuant to clause (i) above, Parent may change its name to "TriStar Aerospace Co.", PROVIDED that the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of Parent shall remain in full force and effect and perfected (to at least the same extent as in effect prior to such transfer) and Parent shall take all actions necessary in the reasonable opinion of the Agent and the Required Banks to preserve such security interests."

          3. Section 11 of the Credit Agreement is hereby amended by (i) deleting the definition of "Borrower" contained therein and (ii) inserting the following new definition in lieu thereof:

               "Borrower" shall mean (i) at any time prior to a merger of TriStar Aerospace Co. with and into Tri-Star Holdings, with Tri-Star Holdings emerging as the surviving corporation, Tri-Star Aerospace Co. and (ii) at any time thereafter, Tri-Star Holdings.

          4. Section 11 of the Credit Agreement is hereby further amended by (i) inserting immediately following the reference to "shall mean," contained in the definition of "Change of Control Event" appearing therein, the following text: "(i) prior to the consummation of any initial public offering of Parent common stock and an election pursuant to Section 9.02(m)," and (ii) inserting the following new language immediately prior to the period at the end of said definition: "and (ii) at any time after the consummation of an initial public offering and an election pursuant to Section 9.02(m), at any time and for any reason whatsoever, (a) Parent shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in Holdings' capital stock or (b) Holdings shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in Tri-Star Holdings' capital stock or (c) any Management Participant shall cease individually to own on a fully diluted basis in the aggregate at least 45% of the economic and voting interest in Parent's capital stock as such Management Participant owned immediately upon giving effect to such initial public offering or (f) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date, other than Odyssey and its Affiliates and the Management Participants, shall (A) have acquired beneficial ownership exceeding the lesser of (1) 20% on a fully diluted basis of the voting and/or economic interest in Parent's capital stock or (2) a higher percentage of the voting and/or economic interest in Parent's capital stock on a fully diluted basis than is then held by the Management Participants or (B) obtained the power (whether or not exercised) to elect a majority of Parent's directors or (g) the Board of Directors of Parent shall cease to consist of a majority of Continuing Directors or (h) a "change of control" or similar event shall occur as provided in any Existing Indebtedness Agreement.

          5. Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definition of "Management Participants" contained therein and (ii) inserting the following new definition in lieu thereof:

               "Management Participants" shall mean Quentin Bourjeaurd and Charles Balchunas so long such individuals are employed by Parent or any of its Subsidiaries

          6. In order to induce the Banks to enter into this Amendment, each of Parent, Holdings, Tri-Star Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date: in each case both before and after giving effect to this Amendment.

          7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, Parent, the Borrower and the Agent.

          9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          10. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of Parent, Holdings, Tri-Star Holdings, the Borrower, and each Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Agent at the Notice Office.

          11. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

                                    * * * *

          IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        MAPLE LEAF AEROSPACE, INC.


                                        By:  /s/ Doug Childress
                                             ----------------------------------
                                             Title:  Treasurer, CFO
                                             Executive VP of Finance

                                        AEROSPACE ACQUISITION CORP.


                                        By:  /s/ Doug Childress
                                             ----------------------------------
                                             Title:  Treasurer, CFO
                                             Executive VP of Finance

                                        TRI-STAR AEROSPACE INC.


                                        By:  /s/ Doug Childress
                                             ----------------------------------
                                             Title:  Treasurer, CFO
                                             Executive VP of Finance

                                        TRI-STAR AEROSPACE CO.


                                        By:  /s/ Doug Childress
                                             ----------------------------------
                                             Title: Treasurer, CFO
                                             Executive VP of Finance

                                        BANKERS TRUST COMPANY



                                        By:  /s/ Gregory P. Shefrin
                                             ----------------------------------
                                             Title: GREGORY P. SHEFRIN
                                                    VICE PRESIDENT

                                             PRIME INCOME TRUST


                                             By:
                                                  -----------------------------
                                                  Title:

                                             SENIOR DEBT PORTFOLIO
                                             By:  Boston Management and
                                                  Research, as Investment
                                                  Advisor


                                             By:  /s/ Scott H. Page
                                                  -----------------------------
                                                  Title:  Scott H. Page
                                                          Vice President



                                             KEYBANK N.A.



                                             By:  /s/ Sharon F. Weinstein
                                                  -----------------------------
                                                  Title: SHARON F. WEINSTEIN
                                                         VICE PRESIDENT


                                             LASALLE NATIONAL BANK



                                             By:  /s/ Steven Cohen
                                                  -----------------------------
                                                  Title: FIRST VICE PRESIDENT



                                             MERRILL LYNCH SENIOR FLOATING RATE
                                             FUND, INC.



                                             By:
                                                  -----------------------------
                                                  Title:

                                             MERRILL LYNCH PRIME RATE PORTFOLIO



                                             By:
                                                  -----------------------------
                                                  Title:



                                             PILGRIM AMERICA PRIME RATE TRUST



                                             By:  /s/ Thomas C. Hunt
                                                  -----------------------------
                                                  Title: THOMAS C. HUNT
                                                  ASSISTANT PORTFOLIO MANAGER


                                             VAN KAMPEN AMERICAN CAPITAL PRIME
                                             RATE INCOME TRUST



                                             By:  /s/ Jeffrey W. Maillet
                                                  -----------------------------
                                                  Title: JEFFREY W. MAILLET
                                                         SR. VICE PRES. &
                                                         DIRECTOR